Exhibit 10.1

SHARE PURCHASE AGREEMENT

THIS AGREEMENT is dated for reference as of the 18th day of December, 2009.

AMONG :	ICP SOLAR TECHNOLOGIES INC., a corporation duly formed under the laws of Nevada with its principal office at 7075 Place Robert-Joncas, Unit 131, Montreal, Quebec, Canada H4M 2Z2

(hereinafter called “ICP” or the “Acquirer”)

On the First part

AND:

EPOD ERNEUEBARE ENERGIEN. a corporation duly formed under the laws of Germany with its principal office in Ketten, Germany

(hereinafter referred to as "EEE”)

AND:

VOLKERSLEIER GMBH & CO-KG, a corporation duly formed under the laws of Germany with its principal office in Ketten, Germany

(hereinafter referred to as “Volkersleier”)

On the Second part

(Hereinafter Collectively called the ”Parties”)

WHEREAS the Parties previously entered into a Binding Letter of Intent dated December 16, 2009 (“Binding LOI”), setting out the basis for the acquisition (“Acquisition”) of 9% (nine percent) of the total number of issued and outstanding shares of common stock of Volkersleier, a wholly owned subsidiary of EEE, by ICP under certain terms and conditions;

WHEREAS pursuant to the terms of the Binding LOI, the Parties agree to enter into a definitive share purchase agreement within 30 (thirty days) of the signing of the Binding LOI:

WHEREAS the Parties wish to enter into a definitive share purchase agreement to finalize the terms of the Acquisition;

WHEREAS to this end the Parties have agreed to enter into the present Share Purchase Agreement (“Agreement”);

NOW, THEREFORE, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS.

1.

INTERPRETATION

1.1	Where used herein, the following terms shall have the following meanings:

	(a)	“Business” shall mean the business in which Volkersleier is engaged, namely the 730kw producing photovoltaic solar facility located in Volkersleier, Germany

	(b)	“Closing Date” shall mean December 18th 2009 or such other day as may be mutually agreed to by the Parties.

	(c)	“ICP Payment Shares” shall mean a total of 4,600,000 (four million six hundred thousand) shares of common stock of ICP at a price of $0.07 per share;

	(d)	“Option” shall have the meaning as set forth in Section 2.1.2 below;

(e)

“Total Volkersleier Common Shares” shall mean 100 (one hundred) shares of common stock, representing 100% (one hundred percent) of all of the issued and outstanding shares of common stock of Volkersleier, all of which are held by EEE;

	(f)	“Volkersleier Shares” shall mean 9 (nine) shares, representing 9% (nine percent) of all of the issued and outstanding common shares of the capital stock of Volkersleier;.

1.2	All dollar amounts referred to in this Agreement are in U.S. funds, unless expressly stated otherwise.

2.

PURCHASE OF SHARES AND CONDITIONS OF SALE

2.1	EEE as holder of the Total Volkersleier Common Shares agrees to assign and transfer the Volkersleier Shares to the Acquirer and Acquirer accepts the assignment and transfer of the Volkersleier Shares.

2.1.2

Furthermore, EEE grants Acquirer an option to purchase additional shares of common stock of the Total Volkersleier Common Shares (“Option”) representing up to an additional 91% (ninety- one percent) of the Total Volkersleier Common Shares for a period of 6 (six) months from the signing of this Binding LOI (Option Period””).

2.1.3	In consideration of the assignment and transfer of the Volkersleier Shares to Acquirer and of the Option, the Parties agree as follows:

(a)	The Acquirer shall issue the ICP Payment Shares to EEE.

2.2	Conditions of Closing:

	(a)	Delivery of the proof of filing of all necessary documents with the required German regulatory bodie(s) for the assignment and transfer of the Volkersleier Shares to the Acquirer.

	(b)	Delivery of the ICP Payment Shares to EEE.

2.3 Post-Closing Conditions:

(a)	Delivery of the Volkersleier Shares within twenty (20) business days of the Closing Date, or as soon as practicable thereafter.

3.	COVENANTS, REPRESENTATIONS AND WARRANTIES FOR THE BENEFIT OF ACQUIRER

3.1

EEE covenants with and represents and warrants to Acquirer as follows, and acknowledge that Acquirer is relying upon such covenants, representations and warranties in connection with the purchase by the Acquirer of the Volkersleier Shares:

3.1.1

Volkersleier has been duly incorporated and organized under the laws of Germany, is a validly existing company and is in good standing under German law; it has the corporate power to carry on its Business; it is duly qualified as a company to do business and is in good standing with respect thereto in each jurisdiction in which the nature of the Business or the property owned or leased by it makes such qualification necessary; and it has all necessary licenses, permits, authorization and consents to operate its Business.

3.1.2

The Total Volkersleier Common Shares are owned by EEE as the beneficial and recorded owner with good and marketable title thereto, and all of the Total Volkersleier Common Shares are free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever.

3.1.3

No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from EEE of any of the Total Volkersleier Common Shares.

3.1.4

The entering into of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents of Volkersleier or of any indenture, instrument or agreement, written or oral, to which EEE or Volkersleier may be a party.

3.1.5

The entering into of this Agreement and the consummation of the transaction contemplated hereby will not, to the best of the knowledge of EEE and Volkersleier, result in the violation of any law or regulation of the country in which Volkersleier is resident or in which the Business is or at the Closing Date will be carried on, or of any other law or ordinance to which Volkersleier or the Business may be subject.

3.1.6	This Agreement has been duly authorized, validly executed and delivered by EEE and Volkersleier.

Representations and Warranties relating to ICP Payment Shares

3.2

As provided for in Schedule A herein, EEE represents and warrants to Acquirer that it is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the ICP Payment Shares for the account or benefit of a U.S. Person.

A “U.S. Person” is defined by Regulation S of the Securities Act to be any person who is:

(a)	any natural person resident in the United States;

(b)	any partnership or corporation organized or incorporated under the laws of the United States;

(c)	any estate of which any executor or administrator is a U.S. person;

(d)	any trust of which any trustee is a U.S. person;

(e)	any agency or branch of a foreign entity located in the United States;

(f)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g)	any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii)

formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited subscribers [as defined in Section 230.501(a) of the Securities Act] who are not natural persons, estates or trusts.

3.2.1	EEE acknowledges that none of its officers or directors were in the United States at the time the offer to acquire the ICP Payment Shares was received.

3.2.2

EEE acknowledges that the ICP Payment Shares to be issued are “restricted securities” within the meaning of the Securities Act and will be issued to EEE in accordance with Regulation S of the Securities Act.

3.2.3	EEE agrees not to engage in hedging transactions with regard to the ICP Payment Shares, unless in compliance with the Securities Act.

3.2.4

EEE agrees to resell the ICP Payment Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.

3.2.5	EEE acknowledges and agrees that all certificates representing the ICP Payment Shares will be endorsed with substantially the following legend in accordance with Regulation S of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

3.2.6

Each of the Parties has had full opportunity to review information regarding the other Party’s respective business and financial condition. Each of the Parties believes it has received all the information it considers necessary or appropriate to agree to enter into this Agreement. Each of the Parties hereby acknowledges that it has had full opportunity to discuss this information with their legal and financial advisers prior to execution of this Agreement.

3.2.7

EEE acknowledges that the offering of the ICP Payment Shares by the Acquirer has not been reviewed by the SEC and are being issued by Acquirer pursuant to an exemption from registration under the Securities Act.

3.2.8

EEE understands that the ICP Payment Shares are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from the Acquirer in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, EEE represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.

CONVENANTS, REPRESENTATIONS AND WARRANTIES OF ACQUIRER

4.1

Acquirer covenants with and represents and warrants to EEE and Volkersleier as follows and acknowledges that EEE and Volkersleier are relying upon such covenants, representations and warranties in entering into this Agreement:

4.2

The entering into this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of Acquirer or of any indenture, instrument or agreement, written or oral, to which Acquirer may be a party.

4.3

The entering into of this Agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of Acquirer, result in the violation of any law or regulation of Canada, the United States or of any local government bylaw or ordinance to which Acquirer’s business may be subject.

4.4

This Agreement has been duly authorized, validly executed and delivered by Acquirer.

5.

CLOSING ARRANGEMENTS

5.1	The closing shall take place on the Closing Date remotely via the exchange of documents and signatures at the offices of Acquirer, or at such other time and place as the parties may mutually agree.

6.

GENERAL PROVISONS

6.1	Time shall be of the essence of this Agreement.

6.2	This Agreement contains the whole agreement between the Parties hereto in respect of the purchase and sale of the Volkersleier Shares and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory, other than: (i) as expressly set forth in this Agreement;

6.3	This Agreement shall enure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns. Neither Acquirer nor EEE may assign this Agreement without prior written consent, which consent may not be withheld for any reason whatsoever.

6.4	Any notice to be given under this Agreement shall be duly and properly given if made in writing and delivered or telecopied to the addressee at the address as provided by each of the Parties. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by providing notice of such change to the other Parties hereto in accordance with the foregoing.

6.5	This Agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

6.6	This Agreement shall be construed and enforced in accordance with and the rights of the parties shall be governed by, the laws of the State of Nevada.

6.7	The representations, warranties and covenants contained in this Agreement shall survive the closing of the transaction contemplated herein. For greater certainty, the parties hereto irrevocably agree to indemnify, defend, guarantee and save harmless the other Parties hereto from all damages (including legal fees and disbursements) relating to a breach, falsity or inaccuracy of a representation, warranty or covenant given to a Party herein.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date and year first above written.

ICP SOLAR TECHNOLOGIES INC. Per: /s/: Sass Peress Michael Matvieshen, President and CEO

EPOD ERNEUEBARE ENERGIEN Per: /s/: Michael Matvieshen Michael Matvieshen, President and CEO

VOLKERSLEIER GMBH & CO-KG Per: /S/ : Michael Matvieshen Michael Matvieshen, President and CEO

SCHEDULE A

Subscription Agreement and Investment Letter

ICP SOLAR TECHNOLOGIES INC.

In connection with the issuance of common stock ("ICP Common Stock") of ICP SOLAR TECHNOLOGIES INC., a Nevada corporation ("ICP"), to the undersigned, the undersigned hereby covenants, agrees, represents and warrants with and to ICP as follows, and acknowledges that ICP is relying on such covenants, representations and warranties in connection with the issuance of ICP Common Stock to the undersigned:

1.     The undersigned represents and warrants to ICP that the undersigned is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the ICP Common Stock for the account or benefit of a U.S. Person.

A “U.S. Person” is defined by Regulation S of the Securities Act to be any person who is:

(h)	any natural person resident in the United States;

(i)	any partnership or corporation organized or incorporated under the laws of the United States;

(j)	any estate of which any executor or administrator is a U.S. person;

(k)	any trust of which any trustee is a U.S. person;

(l)	any agency or branch of a foreign entity located in the United States;

(m)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(n)	any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited subscribers [as defined in Section 230.501(a) of the Securities Act] who are not natural persons, estates or trusts.

2.     The undersigned acknowledges that the undersigned was not in the United States at the time the offer to acquire the ICP Common Stock was received;

3.     The undersigned acknowledges that the ICP Common Stock are “restricted securities” within the meaning of the Securities Act and will be issued to the undersigned in accordance with Regulation S of the Securities Act.

4.     The undersigned agrees not to engage in hedging transactions with regard to the ICP Common Stock, unless in compliance with the Securities Act.

5.     The undersigned acknowledges and agrees that ICP shall refuse to register any transfer of the ICP Common Stock not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

6.     The undersigned agrees to resell the ICP Common Stock only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.

7.     The undersigned understands and agrees that the ICP Common Stock will bear the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

8.     The undersigned is an investor in securities of companies in the development stage and acknowledges that the undersigned is able to fend for himself/herself/itself, can bear the economic risk of his/her/its investment, and has such knowledge and experience in financial or business matters such that the undersigned is capable of evaluating the merits and risks of the investment in the ICP Common Stock. The undersigned, if a corporation, was not organized for the purpose of acquiring the ICP Common Stock.

9.     The undersigned has had full opportunity to review ICP’s filings with the SEC pursuant to the Exchange Act, and additional information regarding the business and financial condition of ICP. The undersigned believes the undersigned has received all the information the undersigned considers necessary or appropriate for deciding whether to purchase the ICP Common Stock. The undersigned further represents that the undersigned has had an opportunity to ask questions and receive answers from ICP regarding the business, properties, prospects and financial condition of ICP. The undersigned has had full opportunity to discuss this information with the undersigned’s legal and financial advisers.

10.     The undersigned acknowledges that the offering of the ICP Common Stock has not been reviewed by the SEC and that the ICP Common Stock is being issued by ICP pursuant to an exemption from registration under the Securities Act.

11.     The undersigned understands that the shares of ICP Common Stock being acquired are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from ICP in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the undersigned represents that the undersigned is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

12.     An investment in ICP is highly speculative and only investors who can afford the loss of their entire investment should consider investing in ICP and the ICP Common Stock. The undersigned is financially able to bear the economic risks of an investment in ICP.

13.     The undersigned is not aware of any advertisement of the ICP Common Stock.

IN WITNESS WHEREOF, I have executed this Certificate.

Signature	Date

Print Name

Address	Number of Shares Held